UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	May 5, 2023

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 E. Swedesford Rd., Suite 400	Wayne,	PA		19087
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s Telephone Number, Including Area Code		(610)	225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	TFX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Teleflex Incorporated (the “Company”) held its 2023 annual meeting of stockholders on May 5, 2023 (the “2023 Annual Meeting”). At the 2023 Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s certificate of incorporation (the “Certificate of Incorporation”) to eliminate supermajority voting provisions from the Certificate of Incorporation. A description of the amendment and restatement of the Certificate of Incorporation is more fully described on pages 76-77 of the Company’s definitive proxy statement for the 2023 Annual Meeting filed on March 31, 2023 in the section entitled “Proposal 3: Approval of Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions,” which pages are incorporated herein by reference as Exhibit 99.1. The amended and restated Certificate of Incorporation (the “A&R Certificate of Incorporation”) reflecting these revisions was filed with the Secretary of State of the State of Delaware on May 8, 2023 (the “Filing Date”) and went effective on that date.

The foregoing description of the A&R Certificate of Incorporation is qualified in its entirety by reference to the text of the Company’s Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) At the 2023 Annual Meeting, the Company’s stockholders voted on:

•the election of three directors of the Company to serve for a term of one year or until their successors have been duly elected and qualified;

•a proposal to approve the Teleflex Incorporated 2023 Stock Incentive Plan;

•a proposal to amend the Company's certificate of incorporation to eliminate supermajority voting provisions;

•the approval, on an advisory basis, of the compensation of the Company’s named executive officers;

•an advisory vote on whether future advisory votes on the compensation of the Company's named executive officers should be held every one, two or three years;

•the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023; and

•a stockholder proposal to adopt a shareholder right to call a special shareholder meeting.

(b) The final voting results with respect to each proposal are set forth below.

1.    Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
Gretchen R. Haggerty	39,676,031	2,141,740	34,888	1,512,662
Liam J. Kelly	39,730,882	2,089,081	32,696	1,512,662
Jaewon Ryu	41,739,613	83,809	29,237	1,512,662
2.    Approval of Teleflex Incorporated 2023 Stock Incentive Plan

For	Against	Abstain	Broker Non-Votes
39,161,354	2,645,476	45,829	1,512,662

3.    Amendment of Certificate of Incorporation to Eliminate Supermajority Voting Provisions

For	Against	Abstain	Broker Non-Votes
41,603,960	175,617	73,083	1,512,662

4.    Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
39,108,943	2,684,640	59,077	1,512,662

5.    Advisory Vote on Frequency of Advisory Vote on Compensation of Named Executive Officers

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
41,340,218	25,010	420,396	67,036	1,512,662

6.    Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
42,028,891	1,304,927	31,504	0

7.    Stockholder Proposal to Adopt a Shareholder Right to Call a Special Shareholder Meeting

For	Against	Abstain	Broker Non-Votes
11,419,958	30,208,955	223,746	1,512,662

(c) In light of the voting results with respect to the frequency of stockholder votes on executive compensation, the Company has decided that it will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of stockholder votes on the compensation of executives. The Company is required to hold votes on frequency every six years.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number		Title
3.1*	-	Amended and Restated Certificate of Incorporation of Teleflex Incorporated, effective May 8, 2023.
99.1	-
The section entitled “Proposal 3: Approval of Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions” of the Company’s Proxy Statement is incorporated herein by reference from the Company’s Proxy Statement filed on March 31, 2023.

104	-	The Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL.
*Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2023	TELEFLEX INCORPORATED By: /s/ Daniel V. Logue Name: Daniel V. Logue Title: Corporate Vice President, General Counsel and Secretary